Exhibit 10.41

6/23/04 AMENDMENT TO CREDIT AGREEMENT

dated as of June 23, 2004

amending the

6/04 AMENDED AND RESTATED SENIOR SECURED

CREDIT AGREEMENT

dated as of June 7, 2004

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK,

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties hereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

U.S. BANK NATIONAL ASSOCIATION

and

COMMERZBANK, A.G., NEW YORK BRANCH

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$525,000,000 Senior Secured Revolving Credit

Table of Contents

			Page
1	DEFINITIONS		2

	1.1.	Defined Terms	2

	1.2.	Definitions for Interest Calculations	2

4	GENERAL BORROWING PROCEDURES		3

7	COLLATERAL		3

	7.1	Grant of Security Interest	3

8	CONDITIONS PRECEDENT		3

9	REPRESENTATIONS		4

11	NEGATIVE COVENANTS		4

	11.4(a)	HC’s Minimum Adjusted Tangible Net Worth	4

14	RELATIONSHIPS AMONG THE AGENT AND THE LENDERS		4

16	MISCELLANEOUS		4

	16.11	Notice Pursuant to Tex. Bus. & Comm. Code §26.02	4

i

Index of Defined Terms

Page

6/04 Credit Agreement	1

6/23/04 Amendment	1

6/23/04 Amendment Effective Date	2

Agent	1

Agreement	1

Amendment	1

Companies	1

Company	1

Current Credit Agreement	1

HC	1

HMC	1

JPMorgan	1

Lenders	1

Margin	2

6/23/04 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 6/23/04 Amendment to Credit Agreement dated as of June 23, 2004 (the “6/23/04 Amendment” or, within itself only, this “Amendment” amending (for the first time) the 6/04 Amended and Restated Senior Secured Credit Agreement (the “6/04 Credit Agreement” and as it may be supplemented, amended or restated, the “Current Credit Agreement” or, within itself, this “Agreement”), executed as of June 7, 2004, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC”), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC”; HC and HMC being sometimes referred to individually as a “Company” and together as the “Companies”), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK (“JPMorgan”), a New York banking corporation, acting herein as a Lender (as defined in Section 1.1) and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders”

recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to reduce the minimum gross proceeds that HC’s initial public offering of its common stock is required to produce and reduce HC’s minimum required Adjusted Tangible Net Worth, and they are willing to do so if the interest margins are increased and the other changes provided for in this Amendment are made.

All capitalized terms used in the 12/03 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 6/04 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency:

(a)	between these recitals and the following agreements;

(b)	between any of the terms or provisions of any of the other Facilities Papers and this Amendment; or

(c)	between any provision of this Amendment and any later supplement, amendment, restatement or replacement of it;

then in each case the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

1 DEFINITIONS

1.1. Defined Terms. Effective from and after the 6/23/04 Amendment Effective Date:

A. The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“6/23/04 Amendment” means the 6/23/04 Amendment to Credit Agreement dated as of June 23, 2004, amending this Agreement.

“6/23/04 Amendment Effective Date”) means June 23, 2004, the effective date of the 6/23/04 Amendment.

B. The following definition is amended to read as follows:

“Effective Date” means the date when HC’s initial public offering of its stock has been successfully completed, producing gross proceeds (including selling shareholders) of at least Three Hundred Million Dollars ($300,000,000).

1.2. Definitions for Interest Calculations. The following definition is amended to read as follows:

“Margin” means the interest rate margin to be added to a specified Index to determine a Rate. The margin used in this Agreement is the “LIBOR Margin”, which is applicable to Advances for each Class of Borrowings in the Base Rate Tranche (if any), and for each Class of Borrowings in each LIBOR Fixed Rate Tranche (if any), evidenced by each Senior Credit Note. For each Class of Borrowings that is described on a row in the first column of the following table, the applicable interest rate Margin is stated on the same row:

Class of Borrowings/Margin	“LIBOR Margin”
Prime and Alt-A First Lien Dry Loans	1.025%
Wet Loans	1.250%
Prime Second Lien Loans	1.625%
Repurchased Loans	1. 625%
Construction/Permanent Loans (including Residential Lot Loans)	1. 625%
HELOCs	1. 625%
Subprime Loans	1.500%
Receivables Collateral	1.500%
Servicing Collateral	1.750%

2

4 GENERAL BORROWING PROCEDURES

The reference to “Total Pledged MBS List” in each of the following Sections is deleted (no such list being required for any purpose):

Sections 4.1, 4.3, 4.4 and 4.4(a)

7 COLLATERAL

7.1 Grant of Security Interest.

A. The first three words of Section 7.1(a) are amended to read, “All Single-family Loans”.

B. The provisions of Section 7.1 of the 6/04 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted to the Agent in the 6/04 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8 CONDITIONS PRECEDENT

A. Section 8.1(a)(6) is amended to read:

(6) confirmation that HC’s initial public offering of its stock has been successfully completed, producing gross proceeds (including selling shareholders) of at least Three Hundred Million Dollars ($300,000,000);

B. Section 8 of the 12/03 Credit Agreement is further amended by adding the following new Section 8.3 to the end of Section 8, viz.:

8.3 Borrowings After 6/23/04 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1 and 8.2 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 6/23/04 Amendment Effective Date is subject to the condition precedent that the Agent shall have received:

3

(a) the 6/23/04 Amendment, duly executed by the Company; and

(b) a certificate of the Company’s corporate secretary (i) as to the incumbency of the officers of the Company executing this Amendment and all other Facilities Papers executed or to be executed by or on behalf of the Company in connection with this Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until the Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since June 6, 2004.

9 REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 6/04 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 6/23/04 Amendment Effective Date.

Each reference to “Total Pledged MBS List” in Section 9.17 is deleted (no such list being required for any purpose.)

11 NEGATIVE COVENANTS

Section 11.4(a) is amended to read as follows:

11.4(a) HC’s Minimum Adjusted Tangible Net Worth. Permit the Adjusted Tangible Net Worth of HC (on a consolidated basis with its Subsidiaries) to be less on any day than One Hundred Eighty Million Dollars ($180,000,000) plus an amount equal to eighty-five percent (85%) of the net proceeds realized by HC from equity offerings after its initial public offering.

14 RELATIONSHIPS AMONG THE AGENT AND THE LENDERS

A. Section 14.2(j) is amended to read as follows:

(j) agree to any change in this Section or in Section 14.3, or any change in any other provision of any Facilities Paper that imposes a requirement for the consent or approval of all Lenders.

B. Section 14.15(c) is hereby amended by substituting “W-8BEN” for “1001” and “W-8ECI” for “4224” in each place where the respective latter terms appear.

16 MISCELLANEOUS

Section 16.11 is amended to read as follows:

16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 6/04 CREDIT AGREEMENT, AS AMENDED BY THE 6/23/04 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

4

EXECUTED as of the 6/23/04 Amendment Effective Date.

HOMEBANC CORP.

By:	/s/
Name:
Title:

HOMEBANC MORTGAGE CORPORATION

By:	/s/
Name:
Title:

Unnumbered counterpart signature page to 6/23/04 Amended & Restated Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, et al.

JPMORGAN CHASE BANK, as the Agent and as a Lender

By:	/S/
Name:
Title:

Unnumbered counterpart signature page to 6/23/04 Amended & Restated Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, et al.

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES as a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

Unnumbered counterpart signature page to 6/23/04 Amended & Restated Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, et al.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/S/
Name:
Title:

Unnumbered counterpart signature page to 6/23/04 Amended & Restated Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/S/
Name:
Title:

Unnumbered counterpart signature page to 6/23/04 Amended & Restated Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, et al.